                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

(X)                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 24, 2002

                          COMMISSION FILE NO. 333-76055

                          UNITED INDUSTRIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                         43-1025604
   (STATE OR OTHER JURISDICTION OF                         (I.R.S EMPLOYER
   INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (314) 427-0780
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT. None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On May 9, 2002, United Industries Corporation merged with Schultz Company. See the attached Press Release for a discussion of the merger between United Industries Corporation and Schultz Company. Financial statements and exhibits, if any, will be filed on or before July 23, 2002.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP. None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. Amendment to Senior Credit Facility. The amendment to the Senior Credit Facility is attached.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS. None.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. None.


ITEM 8. CHANGE IN FISCAL YEAR. None.


ITEM 9. REGULATION FD DISCLOSURE. None.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                         UNITED INDUSTRIES CORPORATION

DATED: MAY 24, 2002                      BY: /S/ DANIEL J. JOHNSTON
                                            ----------------------

                                            NAME:  DANIEL J. JOHNSTON
                                            TITLE: EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER






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